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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            UGLY DUCKLING CORPORATION
               (Exact name of registrant as specified in charter)


       DELAWARE                                          86-0721358
 (State of incorporation                              (I.R.S. Employer
    or organization)                                Identification Number)


2525 East Camelback Road, Suite 500
    Phoenix, Arizona                                         85016
--------------------------------------            ------------------------------
(Address of principal executive offices)                  (Zip Code)


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
NONE

Securities to be registered pursuant to Section 12(b) of the Act:

                                               Name of Each Exchange
     Title of Each Class                        on Which Each Class
     to be so Registered                        is to be Registered
     --------------------------            -------------------------------

12% Subordinated Debentures due 2003          American Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act: NONE





[Udc.34r.exchange offer#2:form 8-A]

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Item 1.
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Description of Securities to be Registered.
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The   description  of  securities  set  forth  in  (1)  Exhibit  99.A.1  to  the
Registrant's September 17, 1998 Issuer Tender Offer Statement on Schedule 13E-4 (File No. 005-46239) under the heading "Description of the Debentures," and (2)
Exhibit 1 to the Registrant's November 20, 1998 Issuer Tender Offer Statement on
Schedule 13E-4 (File No. 005-46239) under the heading "Description of the Debentures," each are hereby incorporated by reference and made a part of this filing.


Item 2.
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Exhibits.
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NONE

























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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on January ___, 1999.



                                             UGLY DUCKLING CORPORATION



                                             By: /s/ Steven P. Johnson
                                             --------------------------------
                                             Steven P. Johnson
                                             Sr. Vice President




























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